Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

Simon Property Group, Inc. (“SPG”) (NYSE:SPG) is a self-administered and self-managed real estate investment trust (“REIT”).  Simon Property Group, L.P. (the “Operating Partnership”) is a subsidiary partnership of SPG.  Shares of SPG are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc. (“SRC”, and together with SPG, the “Company”).  The Company and the Operating Partnership (collectively the “Simon Group”) are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

At December 31, 2001, the Company, directly or through the Operating Partnership, owned or had an interest in 252 properties which consisted of regional malls, community shopping centers, and specialty and mixed-use properties containing an aggregate of 187 million square feet of gross leasable area (GLA) in 36 states and seven assets in Europe and Canada.  The Company, together with its affiliated management companies, owned or managed approximately 192 million square feet of GLA in retail and mixed-use properties.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) debt information as of December 31, 2001, for the Company and the Operating Partnership.

Certain statements contained in this Supplemental Package may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership.  We direct you to the Company’s various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

We hope you find this Supplemental Package beneficial.  Any questions, comments or suggestions should be directed to:  Shelly J. Doran, Director of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207.  Telephone:  (317) 685-7330; e-mail:  sdoran@simon.com

Simon Property Group Economic Ownership Structure (1)

December 31, 2001

Simon Property Group, Inc. (2)(3)(4)

Common Shareholders	Shares		%
Public Shareholders	168,142,173		96.8%
Simon Family	4,353,311		2.5%
DeBartolo Family	34,665		0.0%
Executive Management(5)	1,276,157		0.7%
	173,806,306	(4)	100.0%

|				Ownership of Simon Property Group, L.P.
|
|				Simon Property Group, Inc.	%
172,135,362 units				Public Shareholders	70.6%
|				Simon Family	1.8%
|				DeBartolo Family	0.0%
|				Executive Management(5)	0.5%
|				Subtotal	72.9%
				Limited Partners
Simon Property Group, L.P.				Simon Family	14.7%
236,065,712 units				DeBartolo Family	9.2%
				Executive Management(5)	0.1%
|				Other Limited Partners	3.1%
|				Subtotal	27.1%
|				Total	100.0%
|
63,930,350 units
|
¯
Limited Partners
(“Limited Partners”)

Unitholders	Units		%
Simon Family	34,584,455		54.2%
DeBartolo Family	21,759,328		34.0%
Executive Management(5)	153,498		0.2%
Other Limited Partners	7,433,069		11.6%
	63,930,350		100.0%

(1)  Schedule excludes preferred stock (see “Preferred Stock/Units Outstanding”) and units not convertible into common stock.

(2)  Managing general partner of Simon Property Group, L.P.

(3)                                  Shares of Simon Property Group, Inc. (“SPG”) are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc.

(4)                                  The number of outstanding shares of common stock of SPG exceeds the number of Simon Property Group, L.P.  units owned by SPG by 1,670,944.  This is the result of the direct ownership of Ocean County Mall by SPG, partially offset by units issued to SPG in exchange for Northshore Mall.

(5)  Executive management excludes Simon family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2000 through December 31, 2001

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2000	64,966,226	171,945,760

Restricted Stock Awards (Stock Incentive Program), Net

—

454,726

Issuance of Stock for Stock Option Exercises

—

400,026

Conversion of Series A Preferred Stock into Common Stock

—

46,797

Conversion of Units into Common Stock	(958,997)	958,997

Conversion of Units into Cash

(85,064

)

—

Issuance of Units in Connection with Liberty Tree Mall

8,185

—

Number Outstanding at December 31, 2001	63,930,350	173,806,306

Total Common Shares and Units Outstanding at December 31, 2001: 237,736,656 (2)

Details for Diluted Common Shares Outstanding:

Company Common Shares Outstanding at December 31, 2001		173,806,306

Number of Common Shares Issuable Assuming Conversion of:

Series A Preferred 6.5% Convertible(3)		1,893,651
Series B Preferred 6.5% Convertible(3)		12,490,773

Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		348,227

Diluted Common Shares Outstanding at December 31, 2001		188,538,957

Fully Diluted Common Shares and Units Outstanding at December 31, 2001: 252,469,307

(1)        Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into  common shares.

(2)        Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding).

(3)        Conversion terms provided in footnotes (1) and (2) on page 8 of this document.

(4)        Based upon the weighted average stock price for the year 2001.

SIMON PROPERTY GROUP

Preferred Stock/Units Outstanding

As of December 31, 2001

($ in 000’s)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol

Preferred Shares: Convertible
Simon Property Group, Inc.	Series A Preferred 6.5% Convertible(1)	49,839	$1,000	$49,839	N/A
Simon Property Group, Inc.	Series B Preferred 6.5% Convertible(2)	4,830,057	$100	$483,006	SPGPrB

Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(3)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 ¾% Perpetual(4)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(5)	3,000,000	$50	$150,000	SPGPrG

Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(6)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(7)	2,600,895	$30	$78,027	N/A

(1)                                  Assumed in connection with the CPI merger.  Each share is convertible into a number of shares of common stock obtained by dividing $1,000 by $26.319 (conversion price), which is subject to adjustment as outlined below.  The stock is not redeemable, except as needed to maintain or bring the direct or indirect ownership of the capital stock of the Company into conformity with the requirements of Section 856(a)(6) of the Code.

(2)                                  Issued as part of the consideration for the CPI merger.  Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below.  The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008.  The shares are traded on the New York Stock Exchange. The closing price on December 31, 2001, was $83.75 per share.  (The conversion prices of the Series A and Series B Convertible Preferred Stock are subject to adjustment by the Company in connection with certain events.)

(3)                                  Issued in connection with the acquisition of Mall of America.  Simon Property Group, Inc. Series E Preferred 8% Cumulative Redeemable Stock is not redeemable prior to August 27, 2004.

(4)                                  Represent securities issued to holders of substantially identical securities of SPG Properties, Inc., a former subsidiary of SPG which was merged into SPG effective July 1, 2001.  The shares are redeemable on or after September 29, 2006.  The shares are not convertible into any other securities of SPG.  The shares are traded on the New York Stock Exchange.  The closing price on December 31, 2001, was $26.00 per share.

(5)                                  Represent securities issued to holders of substantially identical securities of SPG Properties, Inc., a former subsidiary of SPG which was merged into SPG effective July 1, 2001.  The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007.  Beginning October 1, 2012, the rate increases to 9.89%.  The shares are not convertible into any other securities of SPG.  The shares are traded on the New York Stock Exchange.  The closing price on December 31, 2001 was $48.00 per share.

(6)                                  Issued in connection with the New England Development acquisition.  Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met.  Each unit/share is not redeemable prior to August 27, 2009.

(7)                                  Issued in connection with the New England Development acquisition.  Each unit/share is not redeemable prior to August 27, 2009.

SIMON PROPERTY GROUP

Reconciliation of Income to Funds From Operations (“FFO”)

As of December 31, 2001

Unaudited

(Amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
The Operating Partnership	2001	2000	2001	2000
Income Before Extraordinary Items and Cumulative Effect of Accounting Change (1)(2)	$78,967	$122,937	$282,297	$347,419

Plus: Depreciation and Amortization from Combined Consolidated Properties	128,883	115,929	452,428	418,670

Plus: Simon’s Share of Depreciation and Amortization fromUnconsolidated Entities	40,139	32,310	138,814	119,562

Plus: Impairment on assets	47,000	—	47,000	—

Plus: Write-off of Technology Investments	—	—	16,645	—

Less: (Gain) Loss on Sales of Real Estate	(58)	(323)	(2,610)	(9,132)

Less: Minority Interest Portion of Depreciation, Amortizationand Extraordinary Items	(2,485)	(1,505)	(7,012)	(5,951)

Less: Preferred Distributions (including those of subsidiary)	(19,334)	(19,336)	(77,445)	(77,410)

FFO of the Simon Portfolio	$273,112	$250,012	$850,117	$793,158
Percent Increase	9.2%		7.2%

FFO of the Simon Portfolio	$273,112	$250,012	$850,117	$793,158
FFO Allocable to the LP Unitholders	(74,057)	(68,383)	(232,097)	(217,503)
Basic FFO Allocable to the Companies	$199,055	$181,629	$618,020	$575,655
Impact of Series A and B Preferred Stock Conversion (3)	10,817	10,405	39,401	38,379
Diluted FFO Allocable to the Companies	$209,872	$192,034	$657,421	$614,034

Basic Weighted Average Paired Shares Outstanding	173,427	171,934	172,669	172,895
Effect of Stock Options	279	103	358	99
Impact of Series A Preferred 6.5% Convertible	1,894	1,940	1,912	1,978
Impact of Series B Preferred 6.5% Convertible	12,491	12,491	12,491	12,497
Diluted Weighted Average Number of Equivalent Paired Shares	188,091	186,468	187,430	187,469

Basic FFO per Paired Share:

Basic FFO Allocable to the Companies	$199,055	$181,629	$618,020	$575,655
Basic Weighted Average Paired Shares Outstanding	173,427	171,934	172,669	172,895
Basic FFO per Paired Share	$1.15	$1.06	$3.58	$3.33
Percent Increase	8.5%		7.5%

Diluted FFO per Paired Share:

Diluted FFO Allocable to the Companies	$209,872	$192,034	$657,421	$614,034
Diluted Weighted Average Number of Equivalent Paired Shares	188,091	186,468	187,430	187,469
Diluted FFO per Paired Share	$1.12	$1.03	$3.51	$3.28
Percent Increase	8.7%		7.0%

(1)                                  Includes gains on land sales of $7.6 million and $18.5 million for the three months ended December 31, 2001 and 2000, respectively, and $15.7 million and $29.3 million for the twelve months ended December 31, 2001 and 2000, respectively.

(2)                                  Includes straight-line adjustments to minimum rent of $5.4 million and $4.6 million for the three months ended December 31, 2001 and 2000, respectively,and $14.8 million and $19.5 million for the twelve months ended December 31, 2001 and 2000, respectively.

(3)                                  Includes dividends of Series A and B Preferred Stock as well as increased allocation of FFO to the Company as a result of assumed increase in the number of common shares outstanding.

SIMON PROPERTY GROUP

Selected Financial Information

As of December 31, 2001

Unaudited

(In thousands, except as noted)

	As of or for the Twelve Months Ended December 31,
	2001	2000	% Change
Financial Highlights of the Company

Total Revenue — Consolidated Properties	$2,048,835	$2,020,751	1.4%

Total EBITDA of the Simon Group Portfolio	$2,193,230 (5)	$2,102,146	4.3%
Simon Group’s Share of EBITDA	$1,661,010 (5)	$1,616,616	2.7%

Net Income Available to Common Shareholders	$147,789	$186,528	-20.8% (6)
Basic Net Income per Paired Share	$0.86	$1.08	-20.4% (6)
Diluted Net Income per Paired Share	$0.85	$1.08	-21.3% (6)

FFO of the Simon Portfolio	$850,117	$793,158	7.2%
Basic FFO Allocable to the Companies	$618,020	$575,655	7.4%
Diluted FFO Allocable to the Companies	$657,421	$614,034	7.1%
Basic FFO per Paired Share	$3.58	$3.33	7.5%
Diluted FFO per Paired Share	$3.51	$3.28	7.0%

Distributions per Paired Share	$2.08	$2.02	3.0%

Operational Statistics

Occupancy at End of Period:
Regional Malls (1)	91.9%	91.8%	0.1%
Community Shopping Centers (2)	90.0%	91.5%	-1.5%

Average Base Rent per Square Foot:
Regional Malls (1)	$29.28	$28.31	3.4%
Community Shopping Centers (2)	$9.83	$9.36	5.0%

Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot	$34.88	$35.13	-0.7%
Closing Base Rent per Square Foot	$29.10	$29.24	-0.5%
Releasing Spread per Square Foot	$5.78	$5.89	-1.9%
Percentage Increase	19.9%	20.1%	-0.3%

Regional Malls:
Total Tenant Sales Volume, in millions (3)(4)	$16,941	$16,561	2.3%
Comparable Sales per Square Foot (4)	$383	$384	-0.3%
Total Sales per Square Foot (4)	$378	$377	0.3%

Number of U.S. Properties Open at End of Period	252	252	0.0%

Total U.S. GLA at End of Period, in millions of square feet	187.4	185.6	1.0%

(1)          Includes mall and freestanding stores.

(2)          Includes all Owned GLA.

(3)          Represents only those tenants who report sales.

(4)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers  which includes only mall and freestanding stores less than 10,000 square feet.

(5)          Excludes technology initiatives and impairment charge referred to in footnote (6).

(6)          Reflects a charge of $47 million, or $0.18 per share, to adjust the carrying value of nine of the Company's assets to their estimated net realizable value.

SIMON PROPERTY GROUP

Selected Financial Information

As of December 31, 2001

Unaudited

(In thousands, except as noted)

Equity Information	December 31, 2001	December 31, 2000
Limited Partner Units Outstanding at End of Period	63,930	64,966
Paired Shares Outstanding at End of Period	173,806	171,946

Total Common Shares and Units Outstanding at End of Period	237,736	236,912

Basic Weighted Average Paired Shares Outstanding(1)	172,669	172,895
Diluted Weighted Average Number of Equivalent Paired Shares(1)	187,430	187,469

	December 31, 2001	December 31, 2000
Debt Information

Consolidated Debt	$8,841,378	$8,728,582

Simon Group’s Share of Joint Venture Debt	$2,392,523	$2,186,197

Debt-to-Market Capitalization

Common Stock Price at End of Period	$29.33	$24.00

Equity Market Capitalization (2)	$7,968,576	$6,596,008

Total Consolidated Capitalization	$16,809,954	$15,324,590

Total Capitalization — Including Simon Group’s Share of JV Debt	$19,202,477	$17,510,787

(1)For purposes of computing FFO per share.

(2)Market value of Common Stock, Units and all issues of Preferred Stock of SPG .

SIMON PROPERTY GROUP

Portfolio GLA, Occupancy & Rent Data

As of December 31, 2001

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Avg. Annualized Base Rent Per Leased Sq. Ft. of Owned GLA
Regional Malls

-Anchor	98,441,296	29,668,502	26.7%	98.0%	$3.95

-Mall Store	56,690,152	56,642,255	50.9%	91.9%	$29.99
-Freestanding	3,714,253	1,957,174	1.7%	92.4%	$10.00
Subtotal	60,404,405	58,599,429	52.6%	91.9%	$29.28

Regional Mall Total	158,845,701	88,267,931	79.3%	93.9%

Community Shopping Centers

-Anchor	12,118,596	7,547,298	6.8%	91.1%	$7.94
-Mall Store	4,215,730	4,129,972	3.7%	85.5%	13.62
-Freestanding	771,387	305,189.3%		93.2%	9.10

Community Ctr. Total

17,105,713

11,982,459

10.8

%

90.0

%

$

9.83

Office Portion of Mixed-Use Properties	2,557,342	2,557,342	2.3%	85.7%	$19.20

Value-Oriented Super-Regional Malls	6,604,245	6,487,982	5.8%	93.7%	$17.45

Other	2,266,211	2,027,354	1.8%

GRAND TOTAL	187,379,212	111,323,068	100.00%

Occupancy History
As of	Regional Malls(1)	Community Shopping Centers(2)
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%
12/31/97	87.3%	91.3%

(1)Includes mall and freestanding stores.

(2)Includes all Owned GLA.

SIMON PROPERTY GROUP

Rent Information

As of December 31, 2001

Average Base Rent
As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
12/31/01	$29.28	3.4%	$9.83	5.0%
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2
12/31/97	23.65	14.4	7.44	—2.7

Rental Rates
	Base Rent (1)
	Store Openings	Store Closings	Amount of Change
Year	During Period	During Period	Dollar	Percentage
Regional Malls:
2001	$34.88	$29.10	$5.78	19.9%
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
1997	29.66	21.26	8.40	39.5

Community Shopping Centers:
2001	$12.79	$9.30	$3.49	37.5%
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)
1997	8.63	9.44	(0.81)	(8.6)

(1)             Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP

Lease Expirations(1)

As of December 31, 2001

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/01
Regional Malls — Mall Stores & Freestanding

2002	1,747	3,227,760	$29.32
2003	1,894	4,491,546	$30.45
2004	1,862	4,594,023	$30.57
2005	1,743	5,286,177	$29.21
2006	1,824	4,979,581	$30.53
2007	1,481	4,511,529	$31.60
2008	1,351	4,640,832	$31.27
2009	1,342	4,358,040	$29.19
2010	1,556	4,710,331	$33.36
2011	1,391	4,469,937	$31.23
2012 and Thereafter	750	5,350,841	$23.03

Regional Malls — Anchor Tenants

2002	7	796,929	$2.07
2003	15	1,783,861	$2.19
2004	24	2,385,114	$3.33
2005	25	3,176,590	$2.23
2006	24	3,048,012	$2.86
2007	17	1,976,183	$1.98
2008	17	1,898,152	$4.12
2009	16	1,986,791	$2.82
2010	14	1,392,776	$4.01
2011	13	1,355,999	$4.77
2012 and Thereafter	72	8,803,117	$5.93

Community Centers — Mall Stores & Freestanding

2002	162	323,700	$12.83
2003	159	536,146	$12.46
2004	160	496,868	$13.53
2005	175	616,633	$14.55
2006	139	535,178	$14.31
2007	51	329,270	$10.42
2008	17	122,461	$13.96
2009	12	58,396	$18.61
2010	25	192,020	$14.79
2011	28	188,533	$14.56
2012 and Thereafter	19	225,898	$8.89

(1)   Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP

Lease Expirations(1)

As of December 31, 2001

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/01
Community Centers - Anchor Tenants

2002	4	106,942	$7.58
2003	12	339,033	$6.62
2004	9	305,410	$5.90
2005	16	633,653	$6.60
2006	15	581,044	$6.20
2007	14	542,544	$5.94
2008	9	237,172	$11.00
2009	13	530,990	$7.27
2010	19	719,935	$9.61
2011	7	162,359	$12.09
2012 and Thereafter	46	2,401,036	$9.00

(1)   Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP

SPG’s Share of Total Debt Amortization and Maturities by Year

As of December 31, 2001

(In thousands)

Year		SPG’s Share of Secured Consolidated Debt	SPG’s Share of Unsecured Consolidated Debt	SPG’s Share of Unconsolidated Joint Venture Debt	SPG’s Share of Total Debt
2002	1	234,448	422,929	186,892	844,269
2003	2	577,478	763,000	240,624	1,581,102
2004	3	642,580	815,202	215,058	1,672,840
2005	4	207,571	660,000	352,319	1,219,890
2006	5	284,504	550,000	334,243	1,168,747
2007	6	275,231	930,000	143,769	1,349,000
2008	7	50,877	200,000	395,089	645,966
2009	8	338,447	450,000	61,977	850,424
2010	9	106,279	0	300,663	406,942
2011	10	365,958	200,000	155,631	721,589
Thereafter		103,102	525,000	0	628,102

Subtotal Face Amounts		$3,186,475	$5,516,131	$2,386,266	$11,088,872

Premiums and Discounts on Indebtedness, Net		(2,846)	(15,349)	6,257	(11,938)

SPG’s Share of Total Indebtedness		$3,183,629	$5,500,782	$2,392,523	$11,076,934

SIMON PROPERTY GROUP

Summary of Indebtedness

As of December 31, 2001

(In thousands)

	Total Indebtedness	SPG’s Share of Indebtedness	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity
Consolidated Indebtedness

Mortgage Debt
Fixed Rate(1)	2,496,087	2,357,978	7.36%	6.2
Other Hedged Debt	87,000	75,250	6.51%	2.1
Floating Rate Debt	761,006	753,247	3.14%	2.4

Total Mortgage Debt	3,344,093	3,186,476	6.34%	5.2

Unsecured Debt
Fixed Rate	4,768,200	4,768,200	7.11%	5.5
Floating Rate Debt	494,931	494,931	5.14%	1.5
Subtotal	5,263,131	5,263,131	6.93%	5.0

Revolving Corporate Credit Facility	48,000	48,000	2.52%	1.6
Revolving Corporate Credit Facility (Hedged)	140,000	140,000	2.52%	1.6
Unsecured Term Loan	65,000	65,000	2.67%	1.6

Total Unsecured Debt	5,516,131	5,516,131	6.73%	5.0

Net Discount — Fixed Rate	(14,765)	(14,115)	N/A	N/A
Net Premium — Variable Rate	(346)	(346)	N/A	N/A
Fair Value Interest Rate Swaps — FAS 133 Adjustment	(3,735)	(3,735)	N/A	N/A

Consolidated Mortgages and Other Indebtedness	8,841,378	8,684,411	6.59%	5.1

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	3,989,092	1,716,265	7.45%	6.0
Other Hedged Debt	1,037,900	413,319	2.80%	2.4
Floating Rate Debt	649,900	256,682	3.30%	2.1
Total Mortgage Debt	5,676,892	2,386,265	6.20%	5.0

Net Premium — Fixed Rate	12,497	6,258	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	5,689,389	2,392,523	6.20%	5.0

SPG’s Share of Total Indebtedness		11,076,934	6.50%	5.0

(1)          Includes $163,200 of variable rate debt, of which $127,169 is SPG’s share, that is effectively fixed to maturity through the use of interest rate hedges.

SIMON PROPERTY GROUP

Summary of Indebtedness By Maturity

As of December 31, 2001

(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG’s Share of Indebtedness	Weighted Avg Interest Rate by Year
Consolidated Indebtedness
Fixed Rate Mortgage Debt:

North Riverside Park Plaza — 1		09/01/02	9.38%	3,711	3,711
North Riverside Park Plaza — 2		09/01/02	10.00%	3,330	3,330
South Park Mall — 3	(8)	09/15/02	7.01%	2,000	2,000
Hutchinson Mall — 2	(9)	09/15/02	6.81%	4,428	4,428
Hutchinson Mall — 1	(9)	11/01/02	8.44%	11,062	11,062
Palm Beach Mall		12/15/02	7.50%	47,058	47,058
Subtotal 2002				71,589	71,589	7.80%

Principal Mutual Mortgages — Pool 1	(1),(8)	03/15/03	6.66%	76,950	76,950
Principal Mutual Mortgages — Pool 2	(1),(9)	03/15/03	6.62%	109,912	109,912
South Park Mall	(8)	06/15/03	7.25%	23,572	23,572
Century III Mall		07/01/03	6.78%	66,000	66,000
Miami International Mall		12/21/03	6.91%	44,669	26,801
Subtotal 2003				321,103	303,235	6.74%

Battlefield Mall — 1		01/01/04	7.50%	45,040	45,040
Battlefield Mall — 2		01/01/04	6.81%	43,513	43,513
Forum Phase I — Class A-2		05/15/04	6.19%	44,386	26,632
Forum Phase II — Class A-2		05/15/04	6.19%	40,614	22,338
Forum Phase I — Class A-1		05/15/04	7.13%	46,996	28,198
Forum Phase II — Class A-1		05/15/04	7.13%	43,004	23,652
CMBS Loan — Variable Component	(5)	12/15/04	6.20%	50,000	50,000
CMBS Loan — Fixed Component		12/15/04	7.31%	175,000	175,000
Subtotal 2004				488,553	414,372	6.99%

Tippecanoe Mall — 1		01/01/05	8.45%	43,740	43,740
Tippecanoe Mall — 2		01/01/05	6.81%	15,474	15,474
Melbourne Square		02/01/05	7.42%	37,816	37,816
Cielo Vista Mall — 2		11/01/05	8.13%	1,250	1,250
Subtotal 2005				98,280	98,280	7.79%

Treasure Coast Square — 1		01/01/06	7.42%	50,657	50,657
Treasure Coast Square — 2		01/01/06	8.06%	11,784	11,784
Gulf View Square		10/01/06	8.25%	35,777	35,777
Paddock Mall		10/01/06	8.25%	28,455	28,455
Subtotal 2006				126,673	126,673	7.90%

Lakeline Mall		05/01/07	7.65%	70,503	70,503
Cielo Vista Mall — 1	(4)	05/01/07	9.38%	52,930	52,930
Cielo Vista Mall — 3	(4)	05/01/07	6.76%	37,665	37,665
McCain Mall — 1	(4)	05/01/07	9.38%	24,715	24,715
McCain Mall — 2	(4)	05/01/07	6.76%	17,385	17,385
Valle Vista Mall — 1	(4)	05/01/07	9.38%	32,734	32,734
Valle Vista Mall — 2	(4)	05/01/07	6.81%	7,729	7,729
University Park Mall		10/01/07	7.43%	59,500	35,700
Subtotal 2007				303,161	279,361	8.10%

Arsenal Mall — 1		09/28/08	6.75%	33,849	33,849
Subtotal 2008				33,849	33,849	6.75%

College Mall — 1	(3)	01/01/09	7.00%	39,465	39,465
College Mall — 2	(3)	01/01/09	6.76%	11,602	11,602

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG’s Share of Indebtedness	Weighted Avg Interest Rate by Year
Greenwood Park Mall — 1	(3)	01/01/09	7.00%	33,053	33,053
Greenwood Park Mall — 2	(3)	01/01/09	6.76%	59,946	59,946
Towne East Square — 1	(3)	01/01/09	7.00%	52,176	52,176
Towne East Square — 2	(3)	01/01/09	6.81%	24,178	24,178
Bloomingdale Court		10/01/09	7.78%	29,333	29,333
Forest Plaza		10/01/09	7.78%	16,088	16,088
Lake View Plaza		10/01/09	7.78%	21,386	21,386
Lakeline Plaza		10/01/09	7.78%	23,447	23,447
Lincoln Crossing		10/01/09	7.78%	3,239	3,239
Matteson Plaza		10/01/09	7.78%	9,418	9,418
Muncie Plaza		10/01/09	7.78%	8,142	8,142
Regency Plaza		10/01/09	7.78%	4,414	4,414
St. Charles Towne Plaza		10/01/09	7.78%	28,254	28,254
West Ridge Plaza		10/01/09	7.78%	5,690	5,690
White Oaks Plaza		10/01/09	7.78%	17,365	17,365
Subtotal 2009				387,196	387,196	7.28%

Trolley Square		08/01/10	9.03%	29,522	26,570
Crystal River		11/11/10	7.63%	16,158	16,158
Biltmore Square		12/11/10	7.95%	26,000	17,342
Port Charlotte Town Center		12/11/10	7.98%	53,250	42,600
Subtotal 2010				124,930	102,670	8.19%

Knoxville Center	(10)	08/11/11	6.99%	63,659	63,659
Ingram Park Mall	(10)	08/11/11	6.99%	84,065	84,065
Towne West Square	(10)	08/11/11	6.99%	55,028	55,028
Northlake Mall	(10)	08/11/11	6.99%	73,438	73,438
Tacoma Mall		09/28/11	7.00%	134,778	134,778
Subtotal 2011				410,968	410,968	6.99%

Chesapeake Center		05/15/15	8.44%	6,563	6,563
Grove at Lakeland Square, The		05/15/15	8.44%	3,750	3,750
Terrace at Florida Mall, The		05/15/15	8.44%	4,688	4,688
Subtotal 2015				15,001	15,001	8.44%

Arsenal Mall — 2		05/15/16	8.20%	2,051	2,051
Subtotal 2016				2,051	2,051	8.20%

Sunland Park Mall		01/01/26	8.63%	38,258	38,258
Subtotal 2026				38,258	38,258	8.63%

Keystone at the Crossing		07/01/27	7.85%	62,163	62,163
Subtotal 2027				62,163	62,163	7.85%

Other				12,312	12,312

Total Consolidated Fixed Rate Mortgage Debt				2,496,087	2,357,978	7.36%

Variable Rate Mortgage Debt:

Randall Park Mall — 1	(11)	12/11/01	8.35%	35,000	35,000
Randall Park Mall — 2	(11)	12/11/01	6.87%	5,000	5,000
Subtotal 2001				40,000	40,000	8.17%

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG’s Share of Indebtedness	Weighted Avg Interest Rate by Year
White Oaks Mall		03/01/02	3.37%	16,500	9,062
Highland Lakes Center		03/01/02	3.37%	12,877	12,877
Mainland Crossing		03/31/02	3.37%	1,603	1,282
Waterford Lakes	(1)	08/16/02	3.27%	66,689	66,689
Bowie Mall —1	(6)	12/14/02	3.37%	1,294	1,294
Subtotal 2002				98,963	91,204	3.30%

Raleigh Springs Mall		02/23/03	3.52%	11,000	11,000
Richmond Towne Square	(1)	07/15/03	2.87%	58,646	58,646
Shops @ Mission Viejo	(1)	08/31/03	2.92%	148,073	148,073
Arboretum	(1)	11/30/03	3.37%	34,000	34,000
Subtotal 2003				251,719	251,719	3.00%

Jefferson Valley Mall	(1)	01/11/04	3.12%	60,000	60,000
North East Mall	(1)	05/21/04	3.25%	149,007	149,007
Subtotal 2004				209,007	209,007	3.21%

Brunswick Square	(1)	06/12/05	3.37%	45,000	45,000
Bowie Mall —2	(1),(6)	12/14/05	3.37%	46,317	46,317
Subtotal 2005				91,317	91,317	3.37%

Chesapeake Square	(1)	07/01/06	4.62%	47,000	35,250
Riverway	(1)	10/01/06	3.02%	110,000	110,000
Subtotal 2006				157,000	145,250	3.41%

Total Variable Rate Mortgage Debt				848,006	828,497	3.45%

Total Consolidated Mortgage Debt				3,344,093	3,186,476	6.34%

Fixed Rate Unsecured Debt:

Unsecured Notes — CPI 1		03/15/02	9.00%	250,000	250,000
Subtotal 2002				250,000	250,000	9.00%

Unsecured Notes — CPI 2		04/01/03	7.05%	100,000	100,000
SPG, LP (Bonds)		06/15/03	6.63%	375,000	375,000
SPG, LP (PATS)		11/15/03	6.75%	100,000	100,000
Subtotal 2003				575,000	575,000	6.72%

SCA (Bonds)		01/15/04	6.75%	150,000	150,000
SPG, LP (Bonds)		07/15/04	6.75%	100,000	100,000
Simon ERE Facility	(1)	07/31/04	7.75%	28,200	28,200
Unsecured Notes — CPI 3		08/15/04	7.75%	150,000	150,000
Subtotal 2004				428,200	428,200	7.17%

SCA (Bonds)		05/15/05	7.63%	110,000	110,000
SPG, LP (Bonds)		06/15/05	6.75%	300,000	300,000
SPG, LP (MTN)		06/24/05	7.13%	100,000	100,000
SPG, LP (Bonds)		10/27/05	6.88%	150,000	150,000
Subtotal 2005				660,000	660,000	6.98%

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG’s Share of Indebtedness	Weighted Avg Interest Rate by Year
SPG, LP (Notes)		01/20/06	7.38%	300,000	300,000
SPG, LP (Bonds)		11/15/06	6.88%	250,000	250,000
Subtotal 2006				550,000	550,000	7.15%

SPG, LP (MTN)		09/20/07	7.13%	180,000	180,000
SPG, LP (Notes)		11/15/07	6.38%	750,000	750,000
Subtotal 2007				930,000	930,000	6.52%

SPG, LP (MOPPRS)		06/15/08	7.00%	200,000	200,000
Subtotal 2008				200,000	200,000	7.00%

SPG, LP (Bonds)		02/09/09	7.13%	300,000	300,000
SPG, LP (Bonds)		07/15/09	7.00%	150,000	150,000
Subtotal 2009				450,000	450,000	7.08%

SPG, LP (Notes)		01/20/11	7.75%	200,000	200,000
Subtotal 2011				200,000	200,000	7.75%

Unsecured Notes — CPI 4		09/01/13	7.18%	75,000	75,000
Subtotal 2013				75,000	75,000	7.18%

Unsecured Notes — CPI 5		03/15/16	7.88%	250,000	250,000
Subtotal 2016				250,000	250,000	7.88%

SPG, LP (Bonds)		06/15/18	7.38%	200,000	200,000
Subtotal 2018				200,000	200,000	7.38%

Total Unsecured Fixed Rate Debt				4,768,200	4,768,200	7.11%

Variable Rate Unsecured Debt:

SPG, L.P. Unsecured Term Loan — 1		02/28/02	2.67%	150,000	150,000
SPG, L.P. Unsecured Term Loan — 2	(2)	03/30/02	2.87%	22,929	22,929
Subtotal 2002				172,929	172,929	2.70%

Corporate Revolving Credit Facility	(1)	08/25/03	2.52%	188,000	188,000
Subtotal 2003				188,000	188,000	2.52%

SPG, LP (Bonds)		02/09/04	6.75%	300,000	300,000
SPG, L.P. Unsecured Term Loan — 3	(1)	03/15/04	2.67%	65,000	65,000
Simon ERE Facility	(1)	07/31/04	2.47%	22,002	22,002
Subtotal 2004				387,002	387,002	5.82%

Total Unsecured Variable Rate Debt				747,931	747,931	4.27%

Total Unsecured Debt				5,516,131	5,516,131	6.73%

Net Premium on Fixed-Rate Indebtedness				(14,765)	(14,115)	N/A
Net Premium on Variable-Rate Indebtedness				(346)	(346)	N/A
Fair Value Interest Rate Swaps — FAS 133 Adjustment				(3,735)	(3,735)	N/A

Total Consolidated Debt				8,841,378	8,684,411	6.59%

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG’s Share of Indebtedness	Weighted Avg Interest Rate by Year
Joint Venture Indebtedness
Fixed Rate Mortgage Debt:

Square One		07/01/02	8.40%	103,114	50,668
Subtotal 2002				103,114	50,668	8.40%

Crystal Mall		02/01/03	8.66%	46,796	34,895
Avenues, The		05/15/03	8.36%	55,229	13,807
Subtotal 2003				102,025	48,702	8.57%

Solomon Pond		02/01/04	7.83%	94,034	46,206
Northshore Mall		05/14/04	9.05%	161,000	79,111
Indian River Commons		11/01/04	7.58%	8,309	4,155
Indian River Mall		11/01/04	7.58%	46,105	23,053
Subtotal 2004				309,448	152,524	8.42%

Westchester, The — 1		09/01/05	8.74%	148,058	59,223
Westchester, The — 2		09/01/05	7.20%	52,504	21,002
Subtotal 2005				200,562	80,225	8.34%

Cobblestone Court		01/01/06	7.64%	6,180	2,163
Crystal Court		01/01/06	7.64%	3,570	1,250
Fairfax Court		01/01/06	7.64%	10,320	2,709
Gaitway Plaza		01/01/06	7.64%	7,350	1,715
Plaza at Buckland Hills, The		01/01/06	7.64%	17,570	6,018
Ridgewood Court		01/01/06	7.64%	8,090	2,832
Royal Eagle Plaza		01/01/06	7.64%	7,920	2,772
Village Park Plaza		01/01/06	7.64%	8,960	3,136
West Town Corners		01/01/06	7.64%	10,330	2,411
Westland Park Plaza		01/01/06	7.64%	4,950	1,155
Willow Knolls Court		01/01/06	7.64%	6,490	2,272
Yards Plaza, The		01/01/06	7.64%	8,270	2,895
CMBS Loan — Fixed Component	(7)	05/01/06	7.41%	300,000	150,000
CMBS Loan — Fixed Component — 2	(7)	05/15/06	8.13%	57,100	28,550
Great Northeast Plaza		06/01/06	9.04%	17,171	8,586
Smith Haven Mall		06/01/06	7.86%	115,000	28,750
Mall of Georgia Crossing		06/09/06	7.25%	34,133	17,067
Greendale Mall		11/01/06	8.23%	41,416	20,351
Subtotal 2006				664,820	284,629	7.65%

Town Center at Cobb — 1		04/01/07	7.54%	49,059	24,530
Town Center at Cobb — 2		04/01/07	7.25%	64,250	32,125
Gwinnett Place — 1		04/01/07	7.54%	38,506	19,253
Gwinnett Place — 2		04/01/07	7.25%	84,425	42,213
Mall at Rockingham		08/01/07	7.88%	98,906	24,300
Subtotal 2007				335,146	142,420	7.45%

Metrocenter		02/28/08	8.45%	29,876	14,938
Aventura Mall — A		04/06/08	6.55%	141,000	47,000
Aventura Mall — B		04/06/08	6.60%	25,400	8,467
Aventura Mall — C		04/06/08	6.89%	33,600	11,200
West Town Mall		05/01/08	6.90%	76,000	38,000
Mall of New Hampshire — 1		10/01/08	6.96%	102,751	50,489
Mall of New Hampshire — 2		10/01/08	8.53%	8,371	4,113
Grapevine Mills — 1		10/01/08	6.47%	155,000	58,125
Fashion Valley Mall		10/11/08	6.50%	199,674	99,837

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG’s Share of Indebtedness	Weighted Avg Interest Rate by Year
Ontario Mills		11/02/08	6.75%	140,507	35,127
Source, The		11/06/08	6.65%	124,000	31,000
Grapevine Mills — 2		11/05/08	8.39%	14,395	5,398
Ontario Mills		12/05/08	8.00%	10,429	2,607
Subtotal 2008				1,061,003	406,301	6.77%

Apple Blossom Mall		09/10/09	7.99%	40,306	19,805
Auburn Mall		09/10/09	7.99%	47,187	23,187
European Assets — Fixed Components		12/13/09	6.38%	34,120	11,011
Ontario Mills		12/28/09	6.00%	3,345	836
Subtotal 2009				124,958	54,839	7.64%

Mall of Georgia		07/01/10	7.09%	200,000	100,000
Coral Square		10/01/10	8.00%	90,000	45,000
Arizona Mills		10/05/10	7.90%	144,736	38,088
Florida Mall, The		11/13/10	7.55%	267,827	133,914
Subtotal 2010				702,563	317,002	7.51%

Atrium at Chestnut Hill		03/11/11	6.89%	48,819	23,988
Cape Cod Mall		03/11/11	6.80%	99,311	48,799
Highland Mall		06/30/11	6.83%	70,736	35,368
Fashion Centre Pentagon Retail		09/11/11	6.63%	166,587	70,799
Subtotal 2011				385,453	178,955	6.75%

Total Joint Venture Fixed Rate Mortgage Debt				3,989,092	1,716,265	7.45%

Variable Rate Mortgage Debt:

Montreal Forum		01/31/02	4.00%	34,669	12,351
Dadeland Mall		02/01/02	2.67%	140,000	70,000
Shops at Sunset Place, The		06/30/02	3.02%	113,829	42,686
Subtotal 2002				288,498	125,037	2.92%

CMBS Loan — Floating Component	(7)	05/01/03	2.37%	184,500	92,250
Concord Mills	(1)	12/02/03	3.22%	180,717	67,769
Liberty Tree Mall	(1)	10/01/03	3.37%	45,981	22,594
Subtotal 2003				411,198	182,613	2.81%

Circle Centre Mall — 1	(1)	01/31/04	2.31%	60,000	8,802
Circle Centre Mall — 2	(1)	01/31/04	3.37%	7,500	1,100
Orlando Premium Outlets	(1)	02/12/04	3.17%	58,453	29,227
Fashion Centre Pentagon Office	(1)	09/10/04	3.37%	33,000	14,025
Subtotal 2004				158,953	53,154	3.09%

Mall of America	(1)	03/10/05	2.39%	312,000	85,800
Emerald Square Mall — 1	(1)	04/01/05	3.36%	129,400	63,584
Emerald Square Mall — 2	(1)	04/01/05	3.36%	15,600	7,665
Arundel Mills	(1)	04/30/05	3.27%	170,092	63,785
Northfield Square	(1)	04/30/05	4.37%	37,000	11,692
Seminole Towne Center	(1)	07/01/05	4.37%	70,500	31,725
Subtotal 2005				734,592	264,251	3.19%

CMBS Loan — Floating Component — 2	(7)	05/15/06	2.24%	81,400	40,700
Subtotal 2006				81,400	40,700	2.24%

Property Name	Maturity Date	Interest Rate	Total Indebtedness	SPG’s Share of Indebtedness	Weighted Avg Interest Rate by Year
European Assets — Variable Components	06/26/09	5.71%	13,159	4,246
Subtotal 2009			13,159	4,246	5.71%

Total Joint Venture Variable Rate Debt			1,687,800	670,001	2.99%

CMBS Loan — Fixed Premium			13,512	6,757
Net Premium on NED Fixed-Rate Indebtedness			(1,015)	(499)

Total Joint Venture Debt			5,689,389	2,392,523	6.20%

SPG’s Share of Total Indebtedness				11,076,934	6.50%

Footnotes:

(1)                                          Includes applicable extensions available at Simon Group’s option.

(2)                                          This unsecured loan was previously secured by a mortgage of Eastgate Consumer Mall.

(3)                                          This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(4)                                          This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(5)                                          Through an interest rate protection agreement, effectively fixed at an all-in rate of 6.2% .

(6)                                          These Notes are cross-collateralized.

(7)                                          These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen Properties.  A weighted average rate is used.

(8)                                          This Principal Mutual Pool 1 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering four of the Properties (Anderson, Forest Village Park,Longview, and South Park).A weighted average rate is used for these Pool 1 Properties.

(9)                                          This property is a component of Pool 2 with Principal Mutual.  The loan is secured by cross-collateralized and cross-defaulted mortgages encumbering six of the Properties (Eastland, Hutchinson, Markland, Midland, North Towne Square and Forest Mall).

(10)                                    These four notes are cross-collateralized.

(11)                                    Simon Group is currently in process of disposing of asset.

SIMON PROPERTY GROUP

Summary of Variable Rate Debt and Interest Rate Protection Agreements

As of December 31, 2001

(In thousands)

Property Name	Maturity Date	Principal Balance 12/31/01	SPG Owner- ship %	SPG’s Share of Loan Balance	Interest Rate (1) 12/31/01	Terms of Variable Rate	Terms of Interest Rate Protection Agreement
Consolidated Indebtedness:

Variable Rate Debt Effectively Fixed to Maturity:

Forum Phase I — Class A-2	05/15/04	44,386	60.00%	26,632	6.190%	LIBOR + 0.300%	Through an interest rate protection agreement, effectively fixed at an all-in-rate of 6.19%
.
Forum Phase II — Class A-2	05/15/04	40,614	55.00%	22,338	6.190%	LIBOR + 0.300%	Through an interest rate protection agreement, effectively fixed at an all-in-rate of 6.19% .

Simon ERE Facility — Swap component	07/31/04	28,200	100.00%	28,200	7.750%	EURIBOR + 0.600%	Through a cross-currency swap, effectively fixed EURIBOR at rate of 7.75%

CMBS Loan — Variable Component	12/15/04	50,000	100.00%	50,000	6.200%	LIBOR + 0.405%	Through an interest rate protection agreement, effectively fixed at an all-in-rate of 6.2% .
		163,200		127,169

Other Hedged Debt:

Randall Park Mall — 1	12/11/01	35,000	100.00%	35,000	8.350%	LIBOR + 3.100%	LIBOR Capped at a rate of 6.40% through maturity. Embedded floor is set at 5.25%
Randall Park Mall — 2	12/11/01	5,000	100.00%	5,000	6.874%	LIBOR + 5.000%	LIBOR Capped at a rate of 6.40% through maturity. Embedded floor is set at 5.25%
Unsecured Revolving Credit Facility — (1.25B — capped)	08/25/03	140,000	100.00%	140,000	2.524%	LIBOR + 0.650%	LIBOR Capped at a rate subject to an 11.53% LIBOR cap on $90M and a 16.77% LIBOR cap on $50M
Chesapeake Square	07/01/06	47,000	75.00%	35,250	4.624%	LIBOR + 2.750%	LIBOR Capped at a rate of 6.5% through July 1, 2004.
		227,000		215,250

Floating Rate Debt:
SPG, L.P. Unsecured Term Loan — 1	02/28/02	150,000	100.00%	150,000	2.674%	LIBOR + 0.800%
Highland Lakes Center	03/01/02	12,877	100.00%	12,877	3.374%	LIBOR + 1.500%
White Oaks Mall	03/01/02	16,500	54.92%	9,062	3.374%	LIBOR + 1.500%
SPG, L.P. Unsecured Term Loan — 2	03/30/02	22,929	100.00%	22,929	2.874%	LIBOR + 1.000%
Mainland Crossing	03/31/02	1,603	80.00%	1,282	3.374%	LIBOR + 1.500%
Waterford Lakes	08/16/02	66,689	100.00%	66,689	3.274%	LIBOR + 1.400%
Bowie Mall —1	12/14/02	1,294	100.00%	1,294	3.374%	LIBOR + 1.500%
Raleigh Springs Mall	02/23/03	11,000	100.00%	11,000	3.524%	LIBOR + 1.650%
Richmond Towne Square	07/15/03	58,646	100.00%	58,646	2.874%	LIBOR + 1.000%
Unsecured Revolving Credit Facility	08/25/03	48,000	100.00%	48,000	2.524%	LIBOR + 0.650%
Shops @ Mission Viejo	08/31/03	148,073	100.00%	148,073	2.924%	LIBOR + 1.050%
Arboretum	11/30/03	34,000	100.00%	34,000	3.374%	LIBOR + 1.500%
Jefferson Valley Mall	01/11/04	60,000	100.00%	60,000	3.124%	LIBOR + 1.250%
Unsecured Notes — 5A	02/09/04	300,000	100.00%	300,000	5.287%	6 month LIBOR	Through fair value swap, effectively converted to variable 6 month LIBOR rate, and receive fixed 3.5% (4)
SPG, L.P. Unsecured Term Loan — 3	03/15/04	65,000	100.00%	65,000	2.674%	LIBOR + 0.800%
North East Mall	05/21/04	149,007	100.00%	149,007	3.249%	LIBOR + 1.375%
Simon ERE Facility — Variable component	07/31/04	22,002	100.00%	22,002	2.474%	EURIBOR + 0.600%
Brunswick Square	06/12/05	45,000	100.00%	45,000	3.374%	LIBOR + 1.500%
Bowie Mall —2	12/14/05	46,317	100.00%	46,317	3.374%	LIBOR + 1.500%
Riverway	10/01/06	110,000	100.00%	110,000	3.024%	LIBOR + 1.150%
		1,368,937		1,361,178

Property Name	Maturity Date	Principal Balance 12/31/01	SPG Owner- ship %	SPG’s Share of Loan Balance	Interest Rate (1) 12/31/01	Terms of Variable Rate		Terms of Interest Rate Protection Agreement
Joint Venture Indebtedness:

Other Hedged Debt:

Dadeland Mall	02/01/02	140,000	50.00%	70,000	2.674%	LIBOR + 0.800%		LIBOR Capped at 8.45% through February 1, 2002.
CMBS Loan — Floating Component	05/01/03	184,500	50.00%	92,250	2.370%	LIBOR + 0.4965	%(2)	LIBOR Capped at 11.53% through maturity.(3)
Circle Centre Mall — 1	01/31/04	60,000	14.67%	8,802	2.314%	LIBOR + 0.440%		LIBOR Capped at 8.81% through January 31, 2002.
Circle Centre Mall — 2	01/31/04	7,500	14.67%	1,100	3.374%	LIBOR + 1.500%		LIBOR Capped at 7.75% through January 31, 2002.
Emerald Square Mall — 1	04/01/05	129,400	49.14%	63,584	3.362%	LIBOR + 1.488%		LIBOR Capped at 7.73% through March 31, 2003.
Emerald Square Mall — 2	04/01/05	15,600	49.14%	7,665	3.362%	LIBOR + 1.488%		LIBOR Capped at 7.73% through March 31, 2003.
Mall of America	03/10/05	312,000	27.50%	85,800	2.387%	LIBOR + 0.513%		LIBOR Capped at 8.7157% through March 12, 2003.
Northfield Square	04/30/05	37,000	31.60%	11,692	4.374%	LIBOR + 2.500%		LIBOR Capped at 8.50% through April 30,2003, embedded.
Seminole Towne Center	07/01/05	70,500	45.00%	31,725	4.374%	LIBOR + 2.500%		LIBOR Capped at 8% through July 1, 2003.
CMBS Loan — Floating Component	05/15/06	81,400	50.00%	40,700	2.243%	LIBOR + 0.3695	%(2)	LIBOR Capped at 11.83% through maturity.
		1,037,900		413,319

Floating Rate Debt:

Montreal Forum	01/31/02	34,669	35.63%	12,351	4.000%	Canadian Prime
Shops at Sunset Place, The	06/30/02	113,829	37.50%	42,686	3.024%	LIBOR + 1.150%
Liberty Tree Mall	10/01/03	45,981	49.14%	22,594	3.374%	LIBOR + 1.500%
Concord Mills	12/02/03	180,717	37.50%	67,769	3.224%	LIBOR + 1.350%
Orlando Premium Outlets	02/12/04	58,453	50.00%	29,227	3.174%	LIBOR + 1.300%
Arundel Mills	04/30/05	170,092	37.50%	63,785	3.274%	LIBOR + 1.400%
Fashion Centre Pentagon Office	09/10/04	33,000	42.50%	14,025	3.374%	LIBOR + 1.500%
European Assets — Variable Components	06/26/09	13,159	32.27%	4,246	5.710%	EURIBOR + 2.3795	%(2)
		649,900		256,682

Footnote:

(1)   LIBOR based on 1.8738%

(2)   Represents the weighted average spread.

(3)   Represents the weighted average cap rate.

(4)   Represents the weighted average receiving rate.

SIMON PROPERTY GROUP

New Development Activities

As of December 31, 2001

Mall/ Location	Simon Group’s Ownership Percentage	Actual/ Projected Opening	Total Projected Cost (1) ($ in millions)	Non-Anchor Sq. Footage Leased/ Committed	GLA (sq. ft.)
Recently Completed

Bowie Town Center Bowie, MD	100.0%	18-Oct-01	$66	100%	657,000

Anchors/Major Tenants:	Hecht’s, Sears, Old Navy, Barnes & Noble, Bed Bath & Beyond, Safeway

(1)          Total Projected Cost reflects net development costs and does not reflect SPG’s share.  Total Projected Cost also includes soft costs such as  architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost  of capital, and other related costs.

SIMON  PROPERTY GROUP

Significant Renovation/Expansion Activities

As of December 31, 2001

Mall/ Location	Simon Group’s Ownership Percentage	Actual/ Projected Opening	Projected Cost (in millions) (1)	GLA Before Renov/Expan (sq. ft.)	New or Incremental GLA (sq. ft.)
Projects Under Construction

Florida Mall	50%	9/02	$50	1,632,000	217,000
Orlando, FL

Project Description:	Addition of Nordstrom, Lord & Taylor and small shop expansion

Dadeland Mall	50%	11/02	$25	1,405,000	N/A
Miami, FL

Project Description:	Mall renovation

Barton Creek Square	100%	8/03	$24	1,418,000	16,000
Austin, TX

Project Description:	Addition of Nordstrom and small shop space in the former Montgomery Ward location

Bay Park Square	100%	10/03	$19	668,000	52,000
Green Bay, WI

Project Description:	Addition of Younkers and small shop space in the former Montgomery Ward location

(1)          Total Projected Cost reflects net development costs and does not reflect SPG’s share.  Total Projected Cost also includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

SIMON PROPERTY GROUP

Capital Expenditures

For the Twelve Months Ended December 31, 2001

(In millions)

		Joint Venture Properties
	Consolidated Properties	Total	Simon’s Share
New Developments	$74.7	$132.8	$46.6

Renovations and Expansions	89.6	60.8	28.6

Tenant Allowances	52.7	22.2	8.5

Operational Capital Expenditures at Properties	41.5	19.9	8.4

Totals	$258.5	$235.7	$92.1